Fair Value Measurements	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Fair Value Measurements [Abstract]
Fair Value Measurements

15. Fair Value Measurements

The Company measures certain financial and non-financial assets and liabilities at fair value on a recurring basis. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants on the measurement date. Fair value disclosures are reflected in a three-level hierarchy, maximizing the use of observable inputs and minimizing the use of unobservable inputs.

The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability on the measurement date. The three levels are defined as follows:

•	Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for an identical asset or liability in an active market.

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Level 2 – inputs to the valuation methodology include quoted prices for a similar asset or liability in an active market or model-derived valuations in which all significant inputs are observable for substantially the full term of the asset or liability.

•	Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement of the asset or liability.

•	Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

Certain assets and liabilities are measured at fair value on a recurring basis. The Company's cash equivalents, which amounted to $102.4 million and $37.8 million at September 30, 2011 and December 31, 2010, respectively, were measured at fair value based on quoted prices in active markets for identical assets. These inputs are classified as Level 1 within the valuation hierarchy.

The Company utilizes interest rate swaps to manage the risk associated with changing interest rates and accounts for them under ASC 815—Derivatives and Hedging, which requires all derivatives to be marked to market (fair value). The Company does not purchase or hold any derivatives for trading purposes. Effective August 15, 2011, the Company entered into interest rate swap agreements with an aggregate notional amount of $125.0 million. These agreements expire in three years. Under the interest rate swap agreements, the Company will pay a weighted average fixed rate of 1.314 percent in exchange for receiving floating rate payments based on the greater of 1.0 percent or three-month LIBOR. The Company did not elect hedge accounting treatment for these interest rate swaps and, therefore, the changes in the fair value of the interest rate swap agreements are recorded in the results of operations. The counterparties of the interest rate swap agreements are large financial institutions which the Company believes are of high quality creditworthiness. While the Company may be exposed to potential losses due to the credit risk of nonperformance by these counterparties, such losses are not anticipated.

The fair value of the swap agreement at September 30, 2011 was a liability of approximately $0.3 million. The mark to market impact of the swap arrangement on interest expense was an increase of approximately $0.3 million in the nine months ended September 30, 2011. In estimating the fair market value of interest rate swaps, the Company utilized a present value technique which discounts future cash flows against the underlying floating rate benchmark. Derivative valuations incorporate credit risk adjustments that are necessary to reflect the probability of default by the counterparty. These inputs are not observable in the market and are classified as Level 3 within the valuation hierarchy.

•	Non-Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

Contingent consideration related to the HKCC acquisition (Note 3) is measured at fair value and amounted to $8.6 million at September 30, 2011. The estimated fair value is based on significant inputs that are not observable in the market, or Level 3 within the valuation hierarchy. Key assumptions at September 30, 2011 include (a) a risk-adjusted discount rate range of 2.285 percent to 9.286 percent, which reflects the credit spread adjustment for each period, and (b) probability adjusted production levels of HKCC operations between 300,000 and 475,000 tons per year. The fair value adjustments to contingent consideration decreased cost of products sold by $2.2 million in the nine months ended September 30, 2011.

•	Non-Financial Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

Certain assets and liabilities are measured at fair value on a nonrecurring basis; that is, the assets and liabilities are not measured at fair value on an ongoing basis, but are subject to fair value adjustments in certain circumstances (e.g., when there is evidence of impairment). At September 30, 2011, no material fair value adjustments or fair value measurements were required for these non-financial assets or liabilities.

•	Certain Financial Assets and Liabilities not Measured at Fair Value

At September 30, 2011, the estimated fair value of the Company's long-term debt was estimated to be $679.3 million, compared to a carrying amount of $697.8 million. The fair value was estimated by management based upon estimates of debt pricing provided by financial institutions and are considered Level 3 inputs.

At December 31, 2010, the estimated fair value of the Company's receivables from affiliate was $338.4 million, compared to a carrying amount of $289.0 million on that date. The fair value of these receivables from affiliate was estimated based upon the market interest rates applicable to Sunoco at December 31, 2010 for similar terms.

13. Fair Value Measurements

The Company's cash equivalents, which amounted to $37.8 million at December 31, 2010 were measured at fair value based on quoted prices in active markets for identical assets (level 1). The Company had no cash equivalents at December 31, 2009. No other assets or liabilities were measured at fair value in the Company's combined balance sheet at December 31, 2010 and 2009.

The Company's current assets (other than inventories) and current liabilities (other than the current portion of retirement benefit liabilities and deferred income taxes) are financial instruments and most of these items are recorded at cost in the combined balance sheets. The estimated fair value of these financial instruments approximates their carrying amounts. The estimated fair value of the receivables from affiliate was $338.4 and $307.6 million, at December 31, 2010 and 2009, respectively. The carrying amount of these receivables was $289.0 million on each of these dates. The fair value of these receivables from affiliate was estimated based upon the market interest rates applicable to Sunoco at the respective balance sheet dates for similar terms.